Employee Benefit Plan	12 Months Ended
Dec. 31, 2019
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]
Q.	Employee Benefit Plan

The Company has a 401(k) retirement plan (the “401(k) Plan”) that covers substantially all employees. The Company may provide a discretionary match with a maximum amount of 4% of the participant’s compensation, which vests immediately. The Company made matching contributions under the 401(k) Plan of $133,000 and $212,000 for the years ended December 31, 2019 and 2018, respectively.

The Company has a discretionary profit sharing plan (the “Profit Sharing Plan”) that covers all employees. Employees become eligible participants in the Profit Sharing Plan once they have provided three years of service to the Company. The Company made no contributions to the Profit Sharing Plan in 2019 or 2018.